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Item 3 Exhibits.
                                 Certifications


I, DANIEL S MCNAMARA, certify that:
   ------------------

1. I have reviewed these reports on Form N-Q for the period ending April 30, 2016 for the following funds of USAA MUTUAL FUNDS TRUST:

Aggressive Growth Fund Shares
Aggressive Growth Fund Institutional Shares
Growth Fund Shares
Growth Fund Institutional Shares
Growth & Income Fund Shares
Growth & Income Fund Institutional Shares
Growth & Income Fund Adviser Shares
Income Stock Fund Shares
Income Stock Fund Institutional Shares
Income Fund Shares
Income Fund Institutional Shares
Income Fund Adviser Shares
Science & Technology Fund Shares
Science & Technology Fund Adviser Shares
First Start Growth Fund
Short-Term Bond Fund Shares
Short-Term Bond Fund Institutional Shares
Short-Term Bond Fund Adviser Shares
Money Market Fund
Intermediate-Term Bond Fund Shares
Intermediate-Term Bond Fund Institutional Shares
Intermediate-Term Bond Fund Adviser Shares
High Income Fund Shares
High Income Fund Institutional Shares
High Income Fund Adviser Shares
Small Cap Stock Fund Shares
Small Cap Stock Fund Institutional Shares
Capital Growth Fund
Capital Growth Fund Institutional Shares
Value Fund Shares
Value Fund Institutional Shares
Value Fund Adviser Shares


2. Based on my knowledge, these reports do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by these reports;

3. Based on my knowledge, the financial statements, and other financial information included in these reports, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Registrant as of, and for, the periods presented in these reports;

4. The Registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Registrant and have:

(a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) evaluated the effectiveness of the Registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d) disclosed in this report any change in the Registrant's internal control over financial reporting that occurred during the Registrant's most recent fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting; and

5. The Registrant's other certifying officer(s) and I have disclosed to the Registrant's auditors and the audit committee of the Registrant's board of directors (or persons performing the equivalent functions)

(a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant's ability to record, process, summarize, and report financial information; and

(b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal control over financial reporting.

Date:   June 28, 2016                  /s/ DANIEL S. MCNAMARA
        -------------------            ----------------------
                                        Daniel S. McNamara
                                        President


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                              Certifications

I, ROBERTO GALINDO,JR., certify that:
   ------------------

1. I have reviewed these reports on Form N-Q for the period ending April 30, 2016 for the following funds of USAA MUTUAL FUNDS TRUST:

Aggressive Growth Fund Shares
Aggressive Growth Fund Institutional Shares
Growth Fund Shares
Growth Fund Institutional Shares
Growth & Income Fund Shares
Growth & Income Fund Institutional Shares
Growth & Income Fund Adviser Shares
Income Stock Fund Shares
Income Stock Fund Institutional Shares
Income Fund Shares
Income Fund Institutional Shares
Income Fund Adviser Shares
Science & Technology Fund Shares
Science & Technology Fund Adviser Shares
First Start Growth Fund
Short-Term Bond Fund Shares
Short-Term Bond Fund Institutional Shares
Short-Term Bond Fund Adviser Shares
Money Market Fund
Intermediate-Term Bond Fund Shares
Intermediate-Term Bond Fund Institutional Shares
Intermediate-Term Bond Fund Adviser Shares
High Income Fund Shares
High Income Fund Institutional Shares
High Income Fund Adviser Shares
Small Cap Stock Fund Shares
Small Cap Stock Fund Institutional Shares
Capital Growth Fund
Capital Growth Fund Institutional Shares
Value Fund Shares
Value Fund Institutional Shares
Value Fund Adviser Shares


2. Based on my knowledge, these reports do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by these reports;

3. Based on my knowledge, the financial statements, and other financial information included in these reports, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Registrant as of, and for, the periods presented in these reports;

4. The Registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Registrant and have:

(a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) evaluated the effectiveness of the Registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d) disclosed in this report any change in the Registrant's internal control over financial reporting that occurred during the Registrant's most recent fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting; and

5. The Registrant's other certifying officer(s) and I have disclosed to the Registrant's auditors and the audit committee of the Registrant's board of directors (or persons performing the equivalent functions)

(a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant's ability to record, process, summarize, and report financial information; and

(b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal control over financial reporting.

Date:   June 28, 2016                  /s/ ROBERTO GALINDO, JR.
        -------------------            -------------------------
                                       Treasurer